UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2024

SDCL EDGE Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40980	98-1583135
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 East 42nd Street, Suite 1100, New York, NY	10165
(Address of principal executive offices)	(Zip Code)

(212) 488-5509
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	SEDA.U	New York Stock Exchange LLC
Class A ordinary shares, par value $0.0001 per share	SEDA	New York Stock Exchange LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SEDA.WS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

SDCL EDGE Acquisition Corporation (“SEDA”) is a blank check company incorporated as a Cayman Islands exempted company on February 16, 2021 for the purpose of effecting a business combination, capital stock exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On February 20, 2024, SEDA entered into a business combination agreement (the “Business Combination Agreement”) with (i) Specialty Copper Listco Plc, a public limited company registered in England and Wales with registered number 15395590 (“PubCo”), (ii) SEDA Magnet LLC, a Delaware limited liability company (“Merger Sub”), (iii) MAGNET Joint Venture GmbH, a limited liability company organized under the laws of Germany, registered with the commercial register of the local court of Osnabrück under registration number HRB 217397 (“JV GmbH”), (iv) PP S&C Holding GmbH, a limited liability company organized under the laws of Germany, registered with the commercial register of the local court of Munich under registration number HRB 275474 (“PP Holding”), (v) cunova GmbH, a limited liability company organized under the laws of Germany, registered with the commercial register of the local court of Osnabrück under registration number HRB 216155 (“Cunova”), (vi) KME SE, a stock corporation organized under the laws of Germany, registered with the commercial register of the local court of Osnabrück under registration number HRB 213357 (“KME”), (vii) Creature Kingdom Limited, a private limited company registered in England and Wales with registered number 06799429 (“Creature Kingdom”), and (viii) The Paragon Fund III GmbH & Co. geschlossene Investment KG, a limited partnership organized under the laws of Germany, registered with the commercial register of the local court of Munich under registration number HRA 110100 (“Paragon”) and (ix) Mr. Edward Wilson Davis, solely in the capacity as the representative for the shareholders of SEDA (the “SEDA Representative” and together with SEDA, PubCo, Merger Sub, JV GmbH, PP Holding, Cunova, KME, Creature Kingdom and Paragon, the “Parties”).

Pursuant to the Business Combination Agreement, and upon the terms and subject to the conditions set forth therein:

●	SEDA will merge with and into Merger Sub (the “Merger”), with Merger Sub being the surviving entity in the merger (the time at which the Merger becomes effective, the “Merger Effective Time”);

●	in connection with the Merger, (a) each outstanding SEDA Class B ordinary share, par value $0.0001 per share (the “SEDA Class B Shares”) will be converted into 0.893 SEDA Class A ordinary shares, par value $0.0001 per share, unless otherwise agreed in writing (the “SEDA Class A Shares”, and together with the SEDA Class B Shares, the “SEDA Shares”), (b) each outstanding SEDA Class A Share will be automatically cancelled and will be converted into PubCo ordinary shares at an exchange ratio of 1.119375, each such PubCo ordinary share having a par value of £1 per share (the “PubCo Shares”), and (c) each outstanding warrant of SEDA will be automatically adjusted to entitle the holder to purchase one whole PubCo Share at a price of $11.50 per PubCo Share (the “SEDA Adjusted Warrants”);

●	on the Exchange Date (as defined below) (and, if applicable, immediately after the closing contemplated of any Financing (as defined below)), PubCo will (a) redeem the redeemable preference share in PubCo held by Creature Kingdom, and (b) purchase from Creature Kingdom the ordinary share in PubCo held by Creature Kingdom in exchange for the release of the undertaking to pay the subscription price of such redeemable share; and

●	on the Exchange Date (as defined below), (a) Paragon will transfer its shares in PP Holding and a certain shareholder loan to PubCo in exchange for cash and a vendor loan agreement by and between Paragon and PubCo, (b) Cunova will redeem the preference share of Cunova with the number 25,001 (the “Cunova Preference Share”) in consideration for the transfer of the preference share of KME AssetCo GmbH (“KME AssetCo”) with the number 25,001 (the “KME AssetCo Preference Share”) by Cunova to KME Special Products GmbH & Co. KG (“KME Special”), and (c) KME will cause KME Germany GmbH (“KME Germany”), KME Mansfeld GmbH (“KME Mansfeld”) and KME America Inc. (“KME America” and, together with KME Germany and KME Mansfeld, the “Aerospace Business Sellers”) to transfer to Cunova the KME specialty aerospace business (the “Aerospace Business”, together with Cunova, the “Target”) in exchange for a vendor loan debt instrument issued by Cunova (the “Aerospace VLN”) and which the Aerospace Business Sellers will transfer to KME Special and KME Special, in turn, will contribute the Aerospace VLN to PubCo in exchange for PubCo Shares; and KME Special will transfer its shares in JV GmbH and a certain shareholder loan between KME Special and JV GmbH to PubCo in exchange for PubCo Shares and cash ((a)-(c) the “Exchange” and the date on which the Exchange occurs, the “Exchange Date”) (together with the other transactions contemplated by the Business Combination Agreement and the ancillary documents thereto, the “Business Combination”).

Upon the closing of the Business Combination (collectively, the “Closing”), PubCo expects to trade on the New York Stock Exchange (the “NYSE”). As of the date of this Current Report on Form 8-K, a NYSE ticker symbol has not been reserved.

The Business Combination Agreement and the Business Combination were unanimously approved by (i) the boards of directors of each of SEDA, PubCo, Merger Sub and KME, (ii) the shareholders of JV GmbH and Cunova and (iii) the managing directors of Paragon and PP Holding.

In connection with the Business Combination, holders of SEDA Class A Shares will have the right to redeem their SEDA Class A Shares other than those holders of SEDA Class A Shares who have agreed not to redeem their shares pursuant to the letter agreement, dated October 28, 2021, among SEDA, the Sponsor and the other parties thereto. Holders of SEDA Class A Shares that do not elect to redeem their SEDA Class A Shares in connection with the Business Combination will receive, at the Merger Date, 1.119375 PubCo Shares (and such exchange ratio, the “Exchange Ratio”) in exchange for each non-redeemed SEDA Class A Share held by such holder.

Additionally, in connection with the Merger, the warrant adjustment provision under SEDA’s warrant agreement, dated October 28, 2021 (the “Warrant Agreement”), between SEDA and Continental Stock Transfer & Trust Company, as warrant agent, is expected to be triggered, and the Parties have agreed to take certain actions, as described in the Business Combination Agreement, with respect to the applicability of such provision to the Business Combination.

Conditions to Obligations of Parties

Each Party’s obligation to consummate the Business Combination is conditioned upon the satisfaction or waiver of certain conditions, including, among others:

●	approval of the Business Combination and certain other items by the shareholders of SEDA;

●	approvals and consents from the necessary government agencies and regulators;

●	execution and delivery of an amendment to the Warrant Agreement (the “Warrant Assignment and Assumption”), to give effect to the assignment and assumption of the SEDA Adjusted Warrants;

●	the absence of any legal restraint enjoining or prohibiting the Closing;

●	the registration statement to be filed on Form F-4 (the “Registration Statement”) by PubCo with the SEC in connection with the Business Combination having been declared effective by the SEC in accordance with the provisions of the Securities Act, no stop order having been issued by the SEC that remains in effect with respect to the Registration Statement, and no proceeding seeking such a stop order having been threatened or initiated by the SEC that remains pending;

●	approval for listing on the New York Stock Exchange (“NYSE”) of the PubCo Shares and SEDA Adjusted Warrants having been obtained in connection with the Business Combination; and

●	the refinancing of certain debt incurred under the existing JV GmbH facilities agreement (the “Existing Financing”) by JV GmbH for an amount equal to the amount outstanding under the Existing Financing (after deducting any applicable fees) or the obtaining of all necessary waivers, consents, amendments, confirmations and/or approvals for the continuation of the Existing Financing following Closing (the “Debt Refinancing”).

SEDA’s obligation to consummate the Business Combination is also subject to the satisfaction or waiver of certain conditions, including, among others:

●	accuracy of the representations and warranties of JV GmbH, KME and Paragon in all material respects (subject to customary bring-down standards);

●	performance of covenants by JV GmbH, PP Holding, Paragon and KME in all material respects as of or prior to the Closing;

●	absence of a material adverse effect on the Aerospace Business, PP Holding or JV GmbH and its subsidiaries, taken as a whole, since the date of the Business Combination Agreement;

●	delivery of certain documentation and certificates by JV GmbH, KME and Paragon and their respective officers to SEDA pursuant to the Business Combination Agreement at Closing; and

●	consummation of the transfer of the Aerospace Business to Cunova pursuant to the Aerospace Business Transfer Agreement scheduled to the Business Combination Agreement.

JV GmbH’s, PP Holding’s, Paragon’s and KME’s obligation to consummate the Business Combination is also subject to the satisfaction or waiver of certain conditions, including, among others:

●	accuracy of the representations and warranties of SEDA, PubCo and Merger Sub (subject to customary bring-down standards);

●	performance of covenants by SEDA, SEDA Representative, PubCo and Merger Sub in all material respects, except with respect to the payment obligation by PubCo associated with the transfer of Paragon’s shares in PP Holding, which must have been complied with in all respects, as of or prior to the Closing;

●	absence of a material adverse effect on SEDA, since the date of the Business Combination Agreement;

●	PubCo and SEDA having an aggregate amount of cash from (i) any proceeds from any PIPE Investment (as defined below) and any other equity or debt financing (other than the Debt Refinancing) (each, a “Financing”) which are permitted to be paid out as cash consideration due at Closing, plus (ii) cash available in SEDA’s trust account as of the Closing after taking into account all shareholder redemptions (together with any Financing, the “Available Cash”), in an amount of at least $140,000,000; and

●	delivery by SEDA at Closing to JV GmbH, Paragon and KME of a certificate signed by an officer of SEDA, certifying that to the knowledge and belief of such officer, the conditions pertaining to SEDA have been fulfilled.

Governance

Subject to the terms of the governing documents of PubCo, the Parties will take all necessary action so that effective as of the Closing: PubCo’s board of directors (the “Post-Closing PubCo Board”) will consist of seven (7) persons. Two members of the Post-Closing PubCo Board will be identified by SEDA and five (5) members of the Post-Closing PubCo Board will be identified by KME.

Covenants

The Business Combination Agreement includes customary covenants of the Parties with respect to business operations prior to consummation of the Business Combination and efforts to satisfy conditions to consummation of the Business Combination.

The Business Combination Agreement contains certain additional covenants of the Parties, including, among others, covenants providing that: (a) JV GmbH, PP Holding, PubCo, Merger Sub, Paragon, KME and SEDA to (i) use reasonable best efforts to obtain all material third party consents and (ii) take such other actions as may reasonably be necessary or as another party may reasonably request to satisfy the conditions of the Closing or otherwise to comply with the Business Combination Agreement and to consummate the Business Combination as soon as practicable; (b) each of the Parties to use reasonable best efforts to obtain necessary governmental and regulatory consents and approvals; (c) PubCo, Merger Sub, JV GmbH and SEDA to use reasonable best efforts to cooperate with respect to the Registration Statement to be filed with the SEC and the related proxy statement to be sent to SEDA shareholders in connection with the Business Combination; (d) JV GmbH, Paragon and KME not to initiate any negotiations or enter into any agreements for certain alternative transactions; (e) to the extent PubCo and SEDA enter into any subscription agreements (the “Subscription Agreements”) with third-party investors (the “PIPE Investors”, and any such investment, the “PIPE Investment”) prior to the Closing, PubCo and SEDA to use reasonable best efforts to satisfy the conditions of any PIPE Investors’ closing obligations contained in any such Subscription Agreements, and consummate the transactions contemplated thereby; (f) KME to provide additional funding (up to $35,000,000) if Available Cash is less than $175,000,000, and KME can set off its cash consideration against such additional funding; (g) JV GmbH to use reasonable best efforts to procure the Debt Refinancing; (h) JV GmbH, PP Holding, Cunova and the Shareholders to provide such cooperation and information in connection with any Financing or the Debt Refinancing as may be reasonably requested by SEDA; (i) Paragon and KME to use reasonable best efforts to implement the sale of existing Cunova joint ventures in Russia and China prior to the Closing; (j) SEDA to use commercially reasonable efforts to ensure that Available Cash is not less than $175,000,000 as of the Closing; (k) SEDA to use its best efforts to ensure that Available Cash is not less than $140,000,000 as of the Closing; (l) JV GmbH to use its reasonable best efforts to procure the Debt Refinancing; (m) KME and the Aerospace Business Sellers to take certain actions to prepare to transfer the Aerospace Business; and (n) SEDA, KME and Paragon (as applicable) to agree and enter into certain documentation prior to Closing, such as (i) new articles of association of PubCo, (ii) a merger plan with respect to the Merger, (iii) a registration rights agreement pursuant to which PubCo will agree to file a shelf registration within 45 days of closing and such shareholders will have the right to demand a certain number of underwritten takedowns form the shelf, as well as to piggyback on certain other registration statements filed by PubCo, and (iv) a lock-up agreement pursuant to which SDCL EDGE Sponsor LLC (the “Sponsor”), until one year after the Closing Date, and KME Special and certain directors and officers of PubCo, until one hundred eighty (180) days after the Closing Date, will agree to certain transfer restrictions in respect of their shares in PubCo subject to customary exemptions.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties by JV GmbH, KME, Paragon, PubCo, Merger Sub and SEDA. The representations and warranties of the respective parties to the Business Combination Agreement generally will not survive the Closing.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, without limitation, (a) by mutual written consent of SEDA, Paragon and KME; (b) by any of the Parties, if SEDA’s shareholder meeting to vote on the Business Combination Agreement has concluded (including any adjournment or postponement thereof) and the approval of the Business Combination by the requisite vote of SEDA’s shareholders was not obtained; (c) by SEDA, if (i) JV GmbH, Paragon or KME has breached any of its representations, warranties, agreements or covenants contained in the Business Combination Agreement and such failure or breach would render certain conditions precedent to the Closing incapable of being satisfied, subject to certain cure rights; (ii) if an applicable governmental entity has taken a final and non-appealable action permanently enjoining or prohibiting the Business Combination; and (iii) if the Committee on Foreign Investment in the United States (“CFIUS”) will recommend the transaction be prohibited; and (d) by Paragon and KME, if (i) SEDA, PubCo or Merger Sub has breached any of its representations, warranties, agreements or covenants contained in the Business Combination Agreement and such failure or breach would render certain conditions precedent to the Closing incapable of being satisfied, subject to certain cure rights, (ii) if an applicable governmental entity has taken a final and non-appealable action permanently enjoining or prohibiting the Business Combination; and (iii) if CFIUS will recommend the transaction be prohibited.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference thereto.

The Business Combination Agreement contains representations, warranties and covenants that the respective Parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective Parties and are subject to important qualifications and limitations agreed to by the Parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement is being filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Parties to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors, security holders and reports and documents filed with the SEC. Investors and security holders are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification.

Certain Related Agreements

In connection with the execution of the Business Combination Agreement, SEDA entered into certain other agreements, including, among others:

Support Agreements

Sponsor Support Agreement

On February 20, 2024, in connection with the execution of the Business Combination Agreement, SEDA entered into a sponsor support agreement (the “Sponsor Support Agreement”) with PubCo and Sponsor as a holder of private warrants of SEDA(“SEDA Private Warrants”) (purchased in a private placement contemporaneously with the initial public offering of SEDA) and a holder of SEDA Class B Shares. Pursuant to the Sponsor Support Agreement, upon the terms and subject to the conditions set forth therein, until the earlier of the Merger Effective Time and the date and time, if any, that the Business Combination Agreement is terminated, the Sponsor agreed to (a) inter alia, vote any SEDA Shares that it owns in favor of the proposals regarding the Business Combination; (b) not redeem or effect any sale or distribution of any SEDA Shares or SEDA Warrants that it owns; (c) convert its 2,639,375 SEDA Class B Shares into 1,593,941 SEDA Class A Shares; and (d) at Closing, enter into a registration rights agreement based on the term sheet scheduled to the Business Combination Agreement.

A copy of the Sponsor Support Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Sponsor Support Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference thereto.

Anchor Support Agreements

On February 20, 2024, in connection with the execution of the Business Combination Agreement, SEDA entered into an anchor support agreement (the “Anchor Support Agreement”) with PubCo and each of Sustainable Investors Fund, LP (“Capricorn”) and Seaside Holdings (Nominee) Limited (“Seaside” and, together with Capricorn, the “A Anchor Investors”)) as holders of public warrants of SEDA (“SEDA Public Warrants” and, together with the SEDA Private Warrants, the “SEDA Warrants”)) (purchased in the initial public offering of SEDA) and SEDA Private Warrants (purchased in a private placement contemporaneously with the initial public offering of SEDA) and holders of SEDA Class A Shares and SEDA Class B Shares. Pursuant to the Anchor Support Agreement, upon the terms and subject to the conditions set forth therein, until the earlier of the Merger Effective Time and the date and time, if any, that the Business Combination Agreement is terminated, each A Anchor Investor agreed to (a) inter alia, vote any SEDA Shares that it owns in favor of the proposals regarding the Business Combination; (b) not redeem or effect any sale or distribution of any SEDA Shares or SEDA Warrants that it owns; (c) convert its 499,881 SEDA Class B Shares into 283,291 SEDA Class A Shares; and (d) at Closing, enter into a registration rights agreement based on the term sheet scheduled to the Business Combination Agreement.

A copy of the form of Anchor Support Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Sponsor Support Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference thereto.

Item 3.02 Unregistered Sales of Equity Securities

To the extent required, the disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The SEDA Class A Shares to be issued pursuant to the Sponsor Support Agreement have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) and/or Regulation D, as applicable.

Item 7.01 Regulation FD Disclosure

On February 20, 2024, SEDA issued a press release (the “SEDA Press Release”) announcing that it has entered into the Business Combination Agreement. The SEDA Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1.

On February 20, 2024, KME Group S.p.A. issued a press release (the “KME Press Release”) announcing that it has entered into the Business Combination Agreement. The KME Press Release is attached to this Current Report on Form 8-K as Exhibit 99.2.

In addition, furnished as Exhibit 99.3 hereto is the investor presentation dated February 2024, that will be used by SEDA in connection with the Business Combination.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, SEDA makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, that is required to be disclosed solely by Regulation FD.

Important Information and Where to Find It

In connection with the Business Combination, PubCo will file with the SEC a preliminary proxy statement/prospectus (a “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to holders of SEDA’s ordinary shares as of a record date to be established for voting on the Business Combination and other matters as described in the Proxy Statement/Prospectus. The Proxy Statement/Prospectus will include information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to SEDA’s shareholders in connection with the Business Combination. SEDA may also file other documents regarding the Business Combination with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF SEDA ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

Investors and security holders will be able to obtain free copies of the Proxy Statement/Prospectus and all other relevant documents filed or that will be filed with the SEC by SEDA through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by SEDA may be obtained free of charge from SEDA’s website at www.sdcledge.com or by written request to SEDA at SDCL EDGE Acquisition Corporation, 60 East 42nd Street, Suite 1100, New York, NY 10165, Attn: Francesca Lorenzini.

Participants in the Solicitation

SEDA, and certain of their respective directors and officers may be deemed to be participants in the solicitation of proxies from SEDA’s shareholders in connection with the Business Combination. Information about SEDA’s directors and executive officers and their ownership of SEDA’s securities is set forth in SEDA’s filings with the SEC, including SEDA’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 30, 2023. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Business Combination may be obtained by reading the Proxy Statement/Prospectus regarding the Business Combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This current report on Form 8-K and the information contained herein do not constitute an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities in the United States or to or for the account or benefit of U.S. persons (as defined in Regulation S under the Securities Act) shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward Looking Statements

This current report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Business Combination between SEDA and the Target, including but are not limited to, statements regarding the benefits of the transaction, the anticipated timing of the transaction, the products offered by the Target and the markets in which it operates, the Target’s projected future results (including EBITDA and cash flow). These forward-looking statements generally are identified by the words “project,” “expect,” “anticipate,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (a) the outcome of any legal proceedings that may be instituted in connection with the Business Combination; (b) delays in obtaining, adverse contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the Business Combination; (c) the risk that the Business Combination disrupts Cunova’s or the Aerospace Business’s current plans and operations; (d) the inability of Cunova to recognize the anticipated benefits of the Business Combination, including its acquisition of the Aerospace Business, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably with customers and suppliers and retain key employees; (e) the risk that Cunova’s or the Aerospace Business’s projected pipeline of projects and production capacity do not meet Cunova’s or the Aerospace Business’s proposed timeline or that such pipeline fails to be met at all; (f) costs related to the Business Combination; (g) the risk that the Business Combination does not close in the second quarter of 2024 or does not close at all; (h) changes in the applicable laws or regulations; (i) the possibility that Cunova, the Aerospace Business, or the combined company may be adversely affected by other economic, business, and/or competitive factors; (j) economic uncertainty caused by the impacts of geopolitical conflicts, including Russia’s invasion of Ukraine and the ongoing conflicts in the Middle East; (k) economic uncertainty due to rising levels of inflation and interest rates; (l) the risk that the approval of the shareholders of SEDA for the Business Combination is not obtained; (m) the risk that any current or future equity or debt transactions are not completed prior to the closing of the Business Combination; (n) the risk that even if any current or future equity or debt transactions are completed, they will not be sufficient to satisfy the minimum cash condition set forth in the definitive documentation in connection with the Business Combination and/or fund the combined company’s execution on its near-term project pipeline allowing the combined company to scale its operations; (o) the amount of redemption requests made by SEDA’s shareholders and the amount of funds remaining in SEDA’s trust account after satisfaction of such requests prior to the closing of the Business Combination; (p) SEDA’s, Cunova’s, the Aerospace Business and the other parties to the definitive documentation in connection with the Business Combination ability to satisfy the conditions to closing the Business Combination; and (q) the ability to maintain listing of SEDA’s securities on the NYSE. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of SEDA’s forthcoming registration statement on Form F-4, the proxy statement /prospectus contained therein, SEDA’s Annual Report on Form 10-K, SEDA’s Quarterly Reports on Form 10-Q and other documents filed by the Target or SEDA from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Target and SEDA assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither the Target nor SEDA gives any assurance that either the Target or SEDA will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by the Target or SEDA or any other person that the events or circumstances described in such statement are material.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1**	Business Combination Agreement
10.1**	Sponsor Support Agreement
10.2**	Form of Anchor Support Agreement
99.1*	SEDA Press Release, dated February 20, 2024
99.2*	KME Press Release, dated February 20, 2024
99.3*	Investor Presentation

#160;
*	Furnished herewith.
**	Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request. Certain personal information has been redacted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2024	SDCL EDGE Acquisition Corporation

	By:	/s/ Ned Davis
	Name:	Ned Davis
	Title:	Chief Financial Officer